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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2003 deltathree, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-28063                 13-4006766
           --------                    ---------                 ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

                       75 Broad Street, New York, NY 10004
              (Address of principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (212) 500-4850

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

                 Exhibit No           Exhibit Description
                 ----------           -------------------
                 99.1                 Press Release dated May 13, 2003

Item 9.   Regulation FD Disclosure.

         On May 13, 2003, deltathree, Inc. issued a press release announcing its financial results and other data for the quarter ended March 31, 2003, as well as financial guidance for the quarter ending June 30, 2003, each as more fully described in the press release, a copy of which appears in Exhibit 99.1 hereto and is furnished and not filed pursuant to Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 DELTATHREE, INC.

                                                 By: /s/ Paul C. White
                                                     -------------------------
                                                 Name: Paul C. White
                                                 Title: Chief Financial Officer


Date: May 13, 2003


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1                        Press Release, dated May 13, 2003.


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